American Legacy III Variable Annuity
                                 Prospectus Supplement
                                    July 28, 1998

Under Charges and other deductions-Contingent deferred sales charges, item number 5 is replaced with: A surrender of a contract or withdrawal of contract value as a result of the permanent and total disability of the owner as defined in Section 22 (e)(3) of the code [except for contracts issued in the State of New Jersey where permanent and total disability is defined as: (1) during the first 24 months of disability, the owner must be unable to engage in his or her regular occupation and (2) after 24 months of disability or if the owner was not engaged in an occupation when disability began, the owner must be unable to engage in any occupation for which he or she is or could be suited by reason of education, training or experience. Being a homemaker or student is considered engaging in an occupation.], subsequent to the effective date of the contract and before the 65th birthday of the owner. Under Charges and other deductions-Contingent deferred sales charges, the following information is added to the end of item number 8: (This waiver does not apply to contracts issued in the State of New Jersey.)